LUKENS INC. 1994 FORM 10-K:  EXHIBIT 10.18

                       FIRST AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------


     This FIRST AMENDMENT TO LOAN DOCUMENTS ("Agreement") dated as of January 15, 1995 is made by and among LUKENS INC., a Delaware corporation ("Lukens") and LUKENS STEEL COMPANY, a Pennsylvania corporation ("LSC"), THE TORONTO-DOMINION BANK ("Toronto Dominion") and NBD BANK ("NBD"), PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("PNC") as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders and the various financial institutions party to this Agreement (collectively, the "Lenders"). Lukens and LSC are each individually referred to as a "Borrower" and collectively referred to as the "Borrowers"; Toronto Dominion and NBD are each individually referred to as a "Co-Agent" and collectively referred to as the "Co-Agents".

     Reference is made to the Amended and Restated Credit Agreement dated as of April 22, 1992 and amended and restated as of September 30, 1992 by and among the Borrowers, the Lenders party thereto, the Co-Agents and the Administrative Agent (the "Credit Agreement"), pursuant to which the Lenders made available to the Borrowers Revolving Loan Commitments not exceeding in the aggregate $125,000,000 which Revolving Loans were evidenced by the Borrowers' Revolving Notes, each payable to a Lender. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Credit Agreement.)

     The Borrowers have requested and, subject to the terms and conditions set forth herein, the Lenders and the Agents have agreed that, the Revolving Loan Commitment Amount be increased from $125,000,000 to $150,000,000, the Revolving Loan Commitment Termination Date be extended, and the definitions of Applicable Commitment Fee Rate, Applicable LIBO Rate Margin and Applicable Letter of Credit Fee be amended.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        NEW LENDER
          ----------

     Effective as of January 15, 1995, (i) each Person listed on the signature pages hereof which has not theretofore been a party to the Credit Agreement (a "New Lender") shall become a Lender which is party to the Credit Agreement and
(ii) the Revolving Loan Commitment of each Lender shall be the percentage portion of the Revolving Loan Commitment Amount set forth opposite the name of such Lender on the signature pages hereof. Any Lender whose Revolving Loan Commitment is changed to zero (0%) shall upon such effectiveness cease to be a Lender which is party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of such Lender shall be due and payable on such date;

provided that the provisions of Sections 11.4 and 11.5 of the Credit Agreement
- --------
shall thereafter continue to be effective with respect to each such Lender. Without limiting the foregoing, the Revolving Loan Commitment of Marine Midland Bank, N.A. is, as of January 15, 1995, being reduced to zero ($0) and thereafter it shall not be a Lender and Wachovia Bank of Georgia, N.A., as the New Lender, is providing, as of January 15, 1995, a Revolving Loan Commitment equal to $12,500,000.

     The New Lender acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto. Except as otherwise provided in the Credit Agreement, effective as of the date hereof the New Lender (i) shall be deemed automatically to have become a party to the credit Agreement and to have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto and
(ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto.

2.        AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS.
          ------------------------------------------------

     (a)  The Credit Agreement is hereby amended as follows:

      (i) The definition of "Applicable Commitment Fee Rate" is hereby amended by substituting for the table set forth therein, the following table:

                    Senior Unsecured    Applicable Facility
                 Long-Term Debt Rating         Fee Rate
                 ---------------------  -------------------
                 A-/A3 or higher        12.5 basis points

                 BBB-/Baa3 to
                 BBB+/Baa1              15.0 basis points

                 below BBB-/Baa3        30.0 basis points

      (ii) The definition of "Applicable Letter of Credit Fee" is hereby amended by substituting for the table set forth therein, the following table:

                    Senior Unsecured    Applicable Letter
                 Long-Term Debt Rating    of Credit Fee
                 ---------------------  -----------------
                 [C]                    [C]
                 A-/A3 or higher        22.5 basis points

                 BBB-/Baa3 to
                 BBB+/Baa1              35.0 basis points

                 below BBB-/Baa3        50.0 basis points

      (iii) The definition of "Applicable LIBO Rate Margin" is hereby amended by substituting for the table set forth therein, the following table:

                      Senior Unsecured     Applicable LIBO
                   Long-Term Debt Rating      Rate Margin
                   ---------------------  -----------------
                   A-/A3 or higher        22.5 basis points

                   BBB-/Baa3 to
                   BBB+/Baa1              35.0 basis points

                   below BBB-/Baa3        50.0 basis points

      (iv) The definition of "Revolving Loan Commitment Amount" is hereby amended and restated to read in its entirety as follows:

              "Revolving Loan Commitment Amount" means, on any date,
               --------------------------------
              $150,000,000 (of which no more than $25,000,000 may be utilized in connection with the issuance of Letters of Credit), as such amount may be reduced from time to time pursuant to Section 2.2
                                                                  -----------
              and Section 3.2.
                  -----------


     (v) The definition of "Revolving Loan Commitment Termination Date" is hereby amended and restated to read in its entirety as follows:

          "Revolving Loan Commitment Termination Date" means the earliest of
           ------------------------------------------

              (a)   January 15, 2000 (as such date may be extended pursuant to
                    Section 2.7);
                    -----------

              (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section
                                                                      -------
                    2.2 or clause (b) of Section 3.2; and
                    ---    ----------    -----------

               (c)  the date on which any Commitment Termination Event occurs.

          Upon the occurence of any event described in clause (b) or (c), the Revolving Loan Commitment shall terminate automatically and without any further action.

     (vi) The definition of "Stated Maturity Date" is hereby amended and restated to read in its entirety as follow:

          "Stated Maturity Date" means January 15, 2000, as such date may be
          ----------------------
          extended pursuant to Section 2.7.

     (vii) Section 3.4.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          SECTION 3.4.1. Facility Fee. The Borrowers jointly and
          ---------------------------
          severally agree to pay to the Administrative Agent for the pro rata account of each Lender, for the period (including
          --- ----
          any portion thereof when any of the Revolving Loan Commitment is suspended by reason of either Borrower's inability to satisfy any condition of Article VI) commencing
                                                ----------
          on January 15, 1995 and continuing through the final Revolving Loan Commitment Termination Date, a facility fee at the Applicable Commitment Fee Rate per annum multiplied by such Lender's Revolving Loan Commitment. Such facility fee shall be payable jointly and severally by the Borrowers in arrears on each Quarterly Payment Date, and on the final Revolving Loan Commitment Termination Date.

     (b) Contemporaneously herewith, the Borrowers are delivering to each of the Lenders other than the New Lender, an amended and restated Revolving Note dated the date hereof reflecting the increase in each such Lender's Revolving Loan Commitment by a dollar amount equal to $2,500,000 and are delivering to the New Lender a Revolving Note dated the date hereof with a principal amount of $12,500,000. Upon receipt of an Amended and Restated Revolving Note payable to it, each of the Lenders (other than the New Lender) shall mark such Lender's predecessor Revolving Note "exchanged" and return it to the Borrowers. All such amended and restated Revolving Notes are given in exchange for and not as payment for the existing Revolving Notes.

     (c) Contemporaneously herewith, the Borrowers are delivering to each of the Lenders other than the New Lender, an amended and restated Competitive Bid Loan Note and the Borrowers are delivering to the New Lender a Competitive Bid Loan Note, all dated the date hereof, each in the original maximum principal amount of $150,000,000 to reflect the increased Revolving Loan Commitment Amount. Upon receipt of an Amended and Restated Competitive Bid Loan Note payable to it, each of the Lenders (other than the New Lender) shall mark such Lender's predecessor Competitive Bid Loan Note "exchanged" and return it to the Borrowers. All such amended and restated Competitive Bid Loan Notes are given in exchange for and not as payment for the existing Competitive Bid Loan Notes.

     (d) The Credit Agreement and each of the Loan Documents are each hereby amended by

      (i) substituting for the term "Provident," wherever it appears, the term "PNC" and

      (ii) substituting for the term "commitment fee", wherever it appears (including in the definition of Applicable Commitment Fee Rate), the term "facility fee."

3.   Miscellaneous.
     -------------

     (a) The Borrowers ratify and confirm the continuing effectiveness and enforceability of the provisions of Section 11.4 of the Credit Agreement which
                                    ------------
are incorporated herein by reference as if set forth herein.

     (b) All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Lenders or the Agents in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Agreement.

     (c) The Borrower agrees to pay all of the Administrative Agent's expenses incurred in connection with the preparation of this Agreement and the transactions contemplated by this Agreement, including without limitation, the reasonable fees and expenses of the Administrative Agent's counsel.

     (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (e) Each and every one of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Borrowers, the Lenders, the Agents and their respective successors and assigns.

     (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            LUKENS INC.


                                            By:________________________________
                                            Title:  Vice President and Treasurer

                                            Address:  50 South First Avenue
                                                      Coatesville, PA  19320

                                            Facsimile No.:  610-383-3093

                                            Attention:  Treasurer

                                            LUKENS STEEL COMPANY


                                            By:________________________________
                                            Title:  Treasurer

                                            Address:  50 South First Avenue
                                                      Coatesville, PA  19320

                                            Facsimile No.:  610-383-3093

                                            Attention:  Treasurer


                                            THE AGENTS
                                            ----------

                                            THE TORONTO-DOMINION BANK,
                                              in its capacity as a Co-Agent


                                            By:________________________________
                                               L. Winfield Ogden
                                            Title:  Managing Director

                                            Address:  31 West 52nd Street
                                                      New York, NY  10019

                                            Facsimile No.:  212-262-1926

                                            Attention:  L. Winfield Ogden


                                            NBD BANK,
                                              in its capacities as a Co-Agent
                                              and as a Swing Line Lender


                                            By:________________________________
                                               Thomas W. Doddridge
                                            Title:  Vice President

                                            Address:  611 Woodward Avenue
                                                      Detroit, MI  48226

                                            Facsimile No.:  313-225-1586

                                            Attention:  Thomas W. Doddridge


                                            PNC BANK, NATIONAL ASSOCIATION
                                              (successor by merger to Provident
                                              National Bank,) in its capacity as
                                              Administrative Agent

                                            By:________________________________
                                               Amy T. Petersen
                                            Title:  Vice President

                                            Address:  Broad & Chestnut Streets
                                                      P. O. Box 7648
                                                      Philadelphia, PA  19101

                                            Facsimile No.:  215-585-5972

                                            Attention:  Amy T. Petersen


PERCENTAGE                                  THE LENDERS
                                            -----------

13.33333333%                                THE TORONTO-DOMINION BANK


                                            By:________________________________
                                               L. Winfield Ogden
                                            Title:  Managing Director

                                            Domestic
                                            Office:   Suite 1700
                                                      909 Fannin
                                                      Houston, TX  77010

                                            Facsimile No.:  713-951-9921

                                            Attention:  Jorge Garcia
                                                      Manager, Credit
                                                      Administration


                                            LIBOR
                                            Office:   Suite 1700
                                                      909 Fannin
                                                      Houston, TX  77010


                                            Facsimile No.:  713-951-9921

                                            Attention:  Jorge Garcia
                                                      Manager, Credit
                                                      Administration

13.33333333%                                NBD BANK


                                            By:________________________________
                                               Thomas W. Doddridge
                                            Title:  Vice President

                                            Domestic
                                            Office:   611 Woodward Avenue

                                                      Detroit, Michigan  48226

                                            Facsimile No.:  313-225-1586

                                            Attention:  Thomas W. Doddridge


                                            LIBOR
                                            Office:   611 Woodward Avenue
                                                      Detroit, Michigan  48226

                                            Facsimile No.:  313-225-2649

                                            Attention:  Thomas W. Doddridge


11.66666667%                                PNC BANK, NATIONAL ASSOCIATION
                                             (successor by merger to Provident
                                             National Bank)


                                            By:________________________________
                                               Amy T. Petersen
                                            Title:  Vice President

                                            Domestic
                                            Office:   Broad & Chestnut Streets
                                                      P. O. Box 7648
                                            Philadelphia, PA  19101

                                            Attention:  Amy T. Petersen


                                            LIBOR
                                            Office:   Multi-Bank Loan
                                                      Administration One PNC
                                                      Plaza - 19th Floor
                                                      Pittsburgh, PA 15265

                                            Facsimile No.:  412-702-8672/7568

                                            Attention:  Lisa Pierce


11.66666667%                                CORESTATES BANK, N.A.


                                            By:________________________________
                                               Matthew T. Panarese
                                               Title:  Vice President

                                            Domestic
                                            Office:   Broad & Chestnut Streets
                                                      F.C.1-1-5-14
                                                      P.O. Box 7618

                                                      Philadelphia, PA  19101

                                            Facsimile No.:  215-786-7962

                                            Attention:  Sharon Burgess


                                            LIBOR
                                            Office:   Broad & Chestnut Streets
                                                      F.C.1-1-5-14
                                                      P.O. Box 7618
                                                      Philadelphia, PA  19101

                                            Facsimile No.:  215-786-7962

                                            Attention:  Sharon Burgess


8.33333333%                                 BANK OF AMERICA ILLINOIS


                                            By:_______________________________
                                               Brock T. Harris
                                            Title:  Vice President

                                            Domestic
                                            Office:   231 South Lasalle Street
                                                      Chicago, IL  60697

                                            Facsimile No.:      (312) 828-5140

                                            Attention: Jennifer M. Kerwin


                                            -- with a copy to --

                                            335 Madison Avenue
                                            New York, NY  10017

                                            Facsimile No.: (212) 503-7771

                                            Attention: Brock T. Harris



                                            LIBOR
                                            Office:   231 South Lasalle Street
                                                      Chicago, IL  60697

                                            Facsimile No.:  (312) 828-5170

                                            Attention: Jennifer M. Kerwin


                                            -- with a copy to --

                                            335 Madison Avenue
                                            New York, NY  10017

                                            Facsimile No.: (212) 503-7771

                                            Attention: Brock T. Harris


8.33333333%                                 FIRST FIDELITY BANK, N.A.


                                            By:________________________________
                                               Carl Goelz
                                            Title:  Vice President

                                            Domestic
                                            Office:   123 South Broad Street
                                                      Philadelphia, PA  19109

                                            Attention:  Elizabeth Trusky


                                            LIBOR
                                            Office:   123 South Broad Street
                                                      Philadelphia, PA  19109

                                            Facsimile No.:   215-985-8793

                                            Attention:  Elizabeth Trusky


8.33333333%                                 MELLON BANK, N.A.


                                            By:________________________________
                                               Martin T. Hanning
                                            Title:  Vice President

                                            Domestic
                                            Office:   Three Mellon Bank Center
                                                      Room 2332
                                                      Pittsburgh, PA  15259

                                            Facsimile No.:  412-236-2028

                                            Attention:  Loan Administration
                                                          Division


                                            LIBOR
                                            Office:   Three Mellon Bank Center
                                                      Room 2332
                                                      Pittsburgh, PA  15259

                                            Facsimile No.:  412-236-2028

                                       Attention:  Loan Administration
                                                     Division
 8.33333333%                           MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By:________________________________
                                          Laura Reim
                                       Title: Vice President

                                       Domestic
                                       Office:   500 Stanton Christiana
                                                 Road
                                                 Newark, DE  19713-2107
                                                 Attention: Barbara McCarnan

                                                 Telecopy: 302-634-1091
                                                 Telex:  177615 MGT UT
                                                              OR
                                                      620106 MGT UW


                                       LIBOR
                                       Office:   Nassau, Bahamas Office
                                                 c/o J.P. Morgan Services,
                                                   Inc.
                                                 Euro-Loan Servicing Unit
                                                 500 Stanton Christiana
                                                 Road
                                                 Newark, DE  19713-2107
                                                 Attention: Barbara McCarnan

                                                 Telecopy: 302-634-1091
                                                 Telex:  177615 MGT UT
                                                              OR
                                                      620106 MGT UW


8.33333333%                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By:________________________________

                                       Title:

                                       Domestic
                                       Office:



                                       Facsimile No.:

                                       Attention:

                                            LIBOR
                                            Office:



                                            Facsimile No.:

                                            Attention:


8.33333333%                                 TRUST COMPANY BANK



                                            By:________________________________

                                            Title:

                                                        -  and  -


                                            By:________________________________

                                            Title:



                                            Domestic
                                            Office:   25 Park Place
                                                      23rd Floor, Center 118
                                                      Atlanta, GA  30303

                                            Facsimile No.:   404-588-8833

                                            Attention:  Sharon Judge



                                            LIBOR
                                            Office:   25 Park Place
                                                      23rd Floor, Center 118
                                                      Atlanta, GA  30303

                                            Facsimile No.:   404-588-8833

                                            Attention: Sharon Judge